Exhibit 23.1

Report and Consent of Independent Registered Public Accounting Firm

The Board of Directors

Republic Companies Group, Inc.:

The audits referred to in our report dated July 18, 2005, included the related financial statement schedules of Republic Companies Group, Inc. and Subsidiaries (the Company) as of December 31, 2004 and 2003, and for the year ended December 31, 2004 and period August 29, 2003 to December 31, 2003, included in the registration statement. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We consent to the use of our report included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

KPMG LLP

Dallas, Texas

August 2, 2005

Report and Consent of Independent Registered Public Accounting Firm

The Board of Directors

Republic Companies Group, Inc.:

The audits referred to in our report dated May 9, 2005, included the related financial statement schedules of Republic Underwriters Insurance Company and Affiliates (the Company) for the period January 1, 2003 to August 28, 2003 and the year ended December 31, 2002, included in the registration statement. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic combined financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We consent to the use of our report included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

KPMG LLP

Dallas, Texas

August 2, 2005